IVY FUNDS
IVY FUNDS, INC.

Supplement dated December 1, 2009
to the
Ivy Equity Funds Prospectus dated July 31, 2009
and as supplemented October 7, 2009
to the
Ivy Class E Shares Prospectus dated July 31, 2009
and to the
Ivy Class R Shares Prospectus dated July 31, 2009

The following information amends the disclosure regarding investing in foreign securities in the section entitled "Principal Strategies" for the following Fund:

Ivy Core Equity Fund

The Fund may invest up to 25% of its total assets in foreign securities.

The following information amends the disclosure regarding investing in foreign securities in the section entitled "Additional Information about Principal Investment Strategies, Other Investments and Risks" for each of the following Funds:

Ivy Balanced Fund
Ivy Micro Cap Growth Fund
Ivy Real Estate Securities Fund
Ivy Small Cap Growth Fund
Ivy Small Cap Value Fund

The Fund may invest up to 25% of its total assets in foreign securities.